                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549

                                SCHEDULE 13E-3

                       Rule 13e-3 Transaction Statement
                 (Pursuant to Section 13(e) of the Securities
                             Exchange Act of 1934)


                                   THT INC.
                                   --------
                             (Name of the Issuer)

                                  PH II, INC.
                          PH II ACQUISITION SUB, INC.
                                   THT INC.
                                   --------
                      (Name of Persons Filing Statement)

                    Common Stock, Par Value $0.01 per Share
                    ---------------------------------------
                        (Title of Class of Securities)

                                   872445200
                                   ---------
                     (CUSIP Number of Class of Securities)


               Paul K. Kelly, Chairman of the Board of Directors
                                  PH II, Inc.
                              33 Riverside Avenue
                          Westport, Connecticut 06880
                                (203) 226-6408

                                  Copies to:

Mr. Frederick A. Rossetti, President         Alan H. Aronson, Esq.
THT Inc.                                     Akerman, Senterfitt & Eidson, P.A.
33 Riverside Avenue                          One S.E. Third Avenue, Suite 2800
Westport, Connecticut 06880                  Miami, Florida 33131-1714
(203) 226-6408                               (305) 374-5600

                (Name, Address and Telephone Number of Persons
                 Authorized to Receive Notices and Communica-tions on Behalf of Persons Filing Statement)

                  This statement is filed in connection with
                         (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [(S)240.13e-
          3(c)] under the Securities Exchange Act of 1934.

b. [_] The filing of a registration statement under the Securities Act of 1933.

c.   [_]  A tender offer.

d.   [_]  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

Transaction Valuation (1):    $8,142,206
Amount of Filing Fee (1):     $1,628.45

(1) Estimated solely for purposes of calculating the filing fee and based pursuant to Rule 0-11 under the Securities Exchange Act of 1934 (the "Exchange Act"). The transaction applies to an aggregate of 2,171,255 shares of Common Stock, $0.01 par value (the "Common Stock"), of THT Inc., a Delaware corporation ("THT" or the "Company"), calculated as follows: 3,982,605 shares of Common Stock issued and outstanding less 1,811,350 shares of Common Stock owned by PH II, Inc., a Delaware corporation ("PH II"). The proposed maximum aggregate value of the transaction is $8,142,206 calculated as follows: ((i) the product of (a) 3,982,605 shares of Common Stock issued and outstanding (less 1,811,350 shares of Common Stock owned by PH II and (b) $3.75. In accordance with Rule 0-11 under the Act, the filing fee is determined by multiplying the transaction valuation by one-fiftieth of one percent.

[x] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: $1,628.45
Filing Party: THT Inc.
Form, Schedule, or Registration No.: Schedule 14A
Date Filed: October 6, 1998

                                 INTRODUCTION
                                 ------------


     This Rule 13e-3 Transaction Statement (the"Statement") is being filed by PH II, Inc., a Delaware corporation ("PH II"), PH II Acquisition Sub, Inc., a Delaware corporation ("Merger Sub"), and THT Inc., a Delaware corporation ("THT or "the Company"), in connection with the proposed merger (the "Merger") of Merger Sub with and into THT, pursuant to the Agreement and Plan of Merger, dated as of October 1, 1998, (the "Merger Agreement"), by and among PH II, Merger Sub and THT. PH II and Merger Sub are each affiliates of THT and its affiliated entities.

     The cross reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in THT's proxy statement (the "Proxy Statement") simultaneously being filed with the Securities and Exchange Commission (the"SEC"). in connection with the proposed Merger, which contains information required to be included in response to items of this Statement. A copy of the Proxy Statement is attached hereto as Exhibit 17(d). The information in the Proxy Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement. All information in, or incorporated by reference in, the Proxy Statement or this Statement concerning the Company, or actions or events with respect to the Company, was provided by the Company, and all information in, or incorporated by reference in, the Proxy Statement or this Statement concerning PH II or its affiliates, or actions or events with respect to PH II, was provided by PH II. The Proxy Statement incorporated by reference in this filing is in preliminary form and is subject to completion or amendment. In addition, the information in the Preliminary Proxy Statement is intended to be solely for the information and use of the Securities and Exchange Commission, and should not be relied upon by any other person for any purpose. Capitalized terms used but not defined in this statement shall have the respective meanings given them in the Proxy Statement.

                             CROSS REFERENCE SHEET
Item in Schedule 13E-3                        Caption in Proxy Statement
--------------------------------------  --------------------------------------
Item 1(a)                               Cover Page; SUMMARY - The Parties

Item 1(b)                               Cover Page; SUMMARY - The Special
                                        Meeting - Record Date and Voting

Item 1(c)-(d)                           MARKET PRICE AND DIVIDEND INFORMATION

Item 1(e)                               Not Applicable

Item 1(f)                               CERTAIN TRANSACTIONS IN THE COMMON
                                        STOCK

Item 2(a)-(d), (g)                      SUMMARY -  The Parties

Item 2(e)-(f)                           Not Applicable

Item 3(a)(1)                            CERTAIN TRANSACTIONS

Item 3(a)(2) - (b)                      SPECIAL FACTORS - Background of the
                                        Merger;
                                        SPECIAL FACTORS - Recommendation of
                                        the Special Committee; Fairness of
                                        the Merger;
                                        SPECIAL FACTORS - Recommendation of
                                        the Board of Directors;
                                        THE MERGER AGREEMENT

Item 4(a)-(b)                           SUMMARY; SPECIAL FACTORS - Purpose
                                        and Structure of the Merger;
                                        SPECIAL FACTORS - Interests of
                                        Certain Persons in the Merger;
                                        SPECIAL FACTORS - Certain Effects of
                                        the Merger;
                                        SPECIAL FACTORS - Certain Federal
                                        Income Tax Consequences;
                                        THE MERGER AGREEMENT

Item 5(a)-(e)                           SPECIAL FACTORS - Plans for the
                                        Company After the Merger

Item 5(f) and (g)                       SUMMARY - Special Factors - Certain
                                        Effects of the Merger;
                                        SPECIAL FACTORS - Interests of
                                        Certain Persons in the Merger
                                        -Directors and Officers;
                                        SPECIAL FACTORS - Certain Effects of
                                        the Merger

Item 6(a) - (b)                         SPECIAL FACTORS - Sources of Funds;
                                        Fees and Expenses;
                                        THE MERGER AGREEMENT - Fees and
                                        Expenses

Item 6(c)                               SPECIAL FACTORS - Sources of Funds;
                                        Fees and Expenses

Item in Schedule 13E-3                        Caption in Proxy Statement
--------------------------------------  --------------------------------------
Item 6(d)                               Not Applicable

Item 7(a)                               SUMMARY - Special Factors - Purpose
                                        and Structure of the Merger;
                                        SPECIAL FACTORS - Purpose and
                                        Structure of the Merger

Item 7(b)                               SPECIAL FACTORS - Background of the
                                        Merger;
                                        SPECIAL FACTORS -  Purpose and
                                        Structure of the Merger

Item 7(c)                               SUMMARY - Special Factors - Purpose
                                        and Structure of the Merger;
                                        SPECIAL FACTORS - Purpose and
                                        Structure of the Merger

Item 7(d)                               SUMMARY - Special Factors - Certain
                                        Effects of the Merger;
                                        SUMMARY - Special Factors - Certain
                                        U.S. Federal Income Tax Consequences;
                                        SUMMARY - The Merger;
                                        SPECIAL FACTORS - Purpose and
                                        Structure of the Merger;
                                        SPECIAL FACTORS - Plans for the
                                        Company After the Merger;
                                        SPECIAL FACTORS - Certain Effects of
                                        the Merger;
                                        SPECIAL FACTORS - Certain Federal
                                        Income Tax Consequences;
                                        THE MERGER AGREEMENT

Item 8(a) - (b)                         SUMMARY - Special Factors -
                                        Recommendation of the Special
                                        Committee; Fairness of the Merger;
                                        SUMMARY - Special Factors -
                                        Recommendation of the Board of
                                        Directors;
                                        SPECIAL FACTORS - Background of the
                                        Merger;
                                        SPECIAL FACTORS - Purpose and
                                        Structure of the Merger;
                                        SPECIAL FACTORS - Recommendation of
                                        the Special Committee; Fairness of
                                        the Merger;
                                        SPECIAL FACTORS - Recommendation of
                                        the Board of Directors;
                                        SPECIAL FACTORS - Opinion of
                                        Financial Advisor to the Company;
                                        APPENDIX B - Fairness Opinion of
                                        Financial Advisor

Item 8(c) SUMMARY - The Special Meeting - Vote Required; Revocability of Proxies; SUMMARY - Special Factors -
                                        Recommendation of the Special
                                        Committee; Fairness of the Merger;
                                        SUMMARY - Special Factors -
                                        Recommendation of the Board of
                                        Directors;
                                        SPECIAL FACTORS - Recommendation of
                                        the Special Committee; Fairness of
                                        the Merger;
                                        SPECIAL  FACTORS - Recommendation of
                                        the Board of Directors;
                                        THE SPECIAL MEETING - Vote Required;
                                        Revocability of Proxies

Item in Schedule 13E-3                        Caption in Proxy Statement
--------------------------------------  --------------------------------------
Item 8(d)                               SUMMARY - Special Factors -
                                        Recommendation of the Special
                                        Committee; Fairness of the Merger;
                                        SUMMARY  - Special Factors -
                                        Recommendation of the Board of
                                        Directors;
                                        SUMMARY - Opinion of Financial
                                        Advisor to the Company; SPECIAL
                                        FACTORS - Background of the Merger;
                                        SPECIAL FACTORS -  Recommendation of
                                        the Special Committee; Fairness of
                                        the Merger;
                                        SPECIAL FACTORS - Recommendation of
                                        the Board of Directors; SPECIAL
                                        FACTORS - Opinion of Financial
                                        Advisor to the Company; APPENDIX B -
                                        Fairness Opinion of Financial Advisor

Item 8(e)                               SUMMARY - Special Factors -
                                        Recommendation of the Special
                                        Committee; Fairness of the Merger;
                                        SUMMARY - Special Factors -
                                        Recommendation of the Board of
                                        Directors;
                                        SPECIAL FACTORS - Recommendation of
                                        the Special Committee; Fairness of
                                        the Merger;
                                        SPECIAL FACTORS - Recommendation of
                                        the Board of Directors

Item 8(f)                               Not Applicable

Item 9(a)-(c) SUMMARY - Special Factors - Opinion of Financial Advisor to the Company; SPECIAL FACTORS - Background of the Merger;
                                        SPECIAL FACTORS - Recommendation of
                                        the Special Committee; Fairness of
                                        the Merger;
                                        SPECIAL FACTORS - Recommendation of
                                        the Board of Directors;
                                        SPECIAL FACTORS - Opinion of
                                        Financial Advisor to the Company;
                                        APPENDIX B - Fairness Opinion of
                                        Financial Advisor

Item 10(a) SPECIAL FACTORS - Interests of Certain Persons in the Merger; SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Item 10(b)                              CERTAIN TRANSACTIONS IN THE COMMON
                                        STOCK

Item 11                                 SUMMARY - The Special Meeting -
                                        Record Date and Voting;
                                        SUMMARY - The Special Meeting - Vote
                                        Required; Revocability of Proxies;
                                        SPECIAL FACTORS - Background of the
                                        Merger;
                                        SPECIAL FACTORS - Sources of Funds;
                                        Fees and Expenses;
                                        SPECIAL FACTORS - Interests of
                                        Certain Persons in the Merger;
                                        THE SPECIAL MEETING - Record Date and
                                        Voting;

Item in Schedule 13E-3                        Caption in Proxy Statement
--------------------------------------  --------------------------------------
                                        THE SPECIAL MEETING - Vote Required;
                                        Revocability of  Proxies;
                                        THE MERGER AGREEMENT; CERTAIN
                                        TRANSACTIONS IN THE COMMON STOCK

Item 12(a) - (b)                        SUMMARY - The Special Meeting - Vote
                                        Required; Revocability of Proxies;
                                        THE SPECIAL MEETING - Vote Required;
                                        Revocability of  Proxies;

Item 13 (a)                             SUMMARY - Appraisal Rights;
                                        THE SPECIAL MEETING - Appraisal
                                        Rights; Statement of Appraisal Rights
                                        (incorporated by reference to
                                        Appendix C to the Proxy Statement
                                        attached hereto as Exhibit 17(d))

Item 13(b) - (c)                        Not Applicable

Item 14(a)                              SELECTED HISTORICAL FINANCIAL DATA

Item 14(b)                              Not Applicable

Item 15(a) - (b)                        SUMMARY - Special Factors -
                                        Recommendation of the Special
                                        Committee; Fairness of the Merger;
                                        SUMMARY - Special Factors -
                                        Recommendation of the Board of
                                        Directors;
                                        SUMMARY - Opinion of Financial
                                        Advisor to the Company;
                                        SPECIAL FACTORS - Background of the
                                        Merger;
                                        SPECIAL FACTORS - Recommendation of
                                        the Special Committee; Fairness of
                                        the Merger;
                                        SPECIAL FACTORS - Recommendation of
                                        the Board of Directors;
                                        SPECIAL FACTORS - Opinion of
                                        Financial Advisor to Company;
                                        SPECIAL FACTORS - Sources of Funds;
                                        Fees and Expenses;
                                        THE MERGER AGREEMENT - Fees and
                                        Expenses

Item 16 The information set forth in the Proxy Statement is incorporated herein by reference.

Item 17(a) Not applicable as it is anticipated that such agreements will not be executed until the closing of the transaction.

Item 17(b) Opinion of Advest, Inc., dated October 1, 1998 (incorporated by reference to Appendix B to the Proxy Statement attached hereto as Exhibit 17(d)).

Item 17(c) Agreement and Plan of Merger, dated as of October 1, 1998, among PH II, Merger Sub and the Company
                                        (incorporated by reference to
                                        Appendix A to the Proxy Statement
                                        attached hereto as Exhibit 17(d)).

Item 17(d) Notice of Special Meeting of Stockholders, Proxy Statement and form of Proxy for the Special Meeting of Stockholders of THT (attached hereto as Exhibit 17(d)).

Item 17(e) Statement of Appraisal Rights (Section 262 of the Delaware General Corporation Law) (incorporated by reference to Appendix C to the Proxy Statement attached hereto as Exhibit 17(d)).

Item 17(f)                              Not Applicable

ITEM 1                                  Issuer and Class of Security Subject
                                        to the Transaction.

(a) The information set forth in the "Cover Page" and "SUMMARY - The Parties" in the Proxy Statement is incorporated herein by reference.

(b) The information set forth in the "Cover Page," and SUMMARY - The Special Meeting - Record Date and Voting" in the Proxy Statement is incorporated herein by reference.

(c) - (d)                               The information set forth in "MARKET
                                        PRICE AND DIVIDEND INFORMATION" in
                                        the Proxy Statement is incorporated
                                        herein by reference.

(e)                                     Not applicable.

(f) The information set forth in "CERTAIN TRANSACTIONS IN THE COMMON STOCK" in the Proxy Statement is incorporated herein by reference.

ITEM 2.                                 Identity and Background.

                                        This Statement is being jointly filed
                                        by THT (the issuer of the class of
                                        equity securities which is the
                                        subject of the transaction), PH II,
                                        and Merger Sub (a wholly owned
                                        subsidiary of PH II).

(a) - (d), (g)                          The information set forth in "SUMMARY
                                        - The Parties" and "APPENDIX D -
                                        Certain Information Regarding
                                        Directors and Executive Officers of
                                        PH II, Merger Sub and the Company" in
                                        the Proxy Statement is incorporated
                                        herein by reference.

(e) and (f)                             None of PH II, Merger Sub or THT or,
                                        to the best of their knowledge,
                                        no Executive Officer, Director or
                                        affiliate of PH II, Merger Sub or THT
                                        (i) has been convicted in a criminal
                                        proceeding (excluding traffic violations or similar misdemeanors) or (ii) has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation with respect to such laws.

ITEM 3.                                 Past Contacts, Transactions or
                                        Negotiations.

(a)(1) The information set forth in "CERTAIN TRANSACTIONS" in the Proxy Statement is incorporated herein by reference.

(a)(2) - (b)                            The information set forth in "SPECIAL
                                        FACTORS - Background of the Merger,"
                                        "SPECIAL FACTORS - Recommendation of the
                                        Special Committee; Fairness of the
                                        Merger;" "SPECIAL FACTORS-Recommendation of the Board of Directors" and "THE
                                        MERGER AGREEMENT" in the Proxy Statement is incorporated herein by reference.

ITEM 4.                                 Terms of the Transaction.

(a) - (b)                               The information set forth in "SUMMARY,"
                                        "SPECIAL FACTORS -Purpose and Structure
                                        of the Merger," "SPECIAL FACTORS -
                                        Interests of Certain Persons in the
                                        Merger," "SPECIAL FACTORS -Certain
                                        Effects of the Merger," "SPECIAL
                                        FACTORS - Certain Federal Income Tax
                                        Consequences," THE MERGER AGREEMENT,"
                                        and "APPENDIX A - The Merger Agreement"
                                        in the Proxy Statement is incorporated
                                        herein by reference.

ITEM 5.                                 Plans or Proposals of the Issuer or
                                        Affiliate.

(a)-(e)                                 The information set forth in "SPECIAL
                                        FACTORS - Plans for the Company
                                        After the Merger" in the Proxy
                                        Statement is incorporated herein by
                                        reference.

(f) and (g)                             The information set forth in "SUMMARY
                                        - Special Factors - Certain Effects
                                        of the Merger," "SPECIAL FACTORS -
                                        Interests of Certain Persons in the
                                        Merger - Directors and Officers,"
                                        "SPECIAL FACTORS - Certain Effects
                                        of the Merger" in the Proxy
                                        Statement is incorporated herein by
                                        reference.

ITEM 6.                                 Source and Amounts of Funds or Other
                                        Consideration.

(a) - (b)                               The information set forth in "SPECIAL
                                        FACTORS  -  Sources of Funds; Fees
                                        and Expenses" and "THE MERGER
                                        AGREEMENT -

                                        Fees and Expenses" in the
                                        Proxy Statement is incorporated
                                        herein by reference.

(c) The information set forth in "SPECIAL FACTORS - Sources of Funds; Fees and Expenses" in the Proxy Statement is incorporated herein by reference.

(d)                                     Not applicable.

ITEM 7.                                 Purpose(s), Alternatives, Reasons and
                                        Effects.

(a)                                     The information set forth in "SUMMARY
                                        - Special Factors - Purpose and
                                        Structure of the Merger" and "SPECIAL
                                        FACTORS - Purpose and Structure of
                                        the Merger" in the Proxy Statement is
                                        incorporated herein by reference.

(b) The information set forth in "SPECIAL FACTORS - Background of the Merger" and "SPECIAL FACTORS - Purpose and Structure of the Merger" in the Proxy Statement is incorporated herein by reference.

(c)                                     The information set forth in "SUMMARY
                                        - Special Factors - Purpose and
                                        Structure of the Merger" and "SPECIAL
                                        FACTORS - Purpose and Structure of
                                        the Merger" in the Proxy Statement is
                                        incorporated herein by reference.

(d)                                     The information set forth in "SUMMARY
                                        - Special Factors - Certain Effects
                                        of the Merger," "SUMMARY - Special
                                        Factors - Certain U.S. Federal Income
                                        Tax Consequences," "SUMMARY - The
                                        Merger,"
                                        "SPECIAL FACTORS - Purpose and
                                        Structure of the Merger,"
                                        "SPECIAL FACTORS - Plans for the
                                        Company After the Merger,"
                                        "SPECIAL FACTORS - Certain Effects of
                                        the Merger," "SPECIAL FACTORS -
                                        Certain Federal Income Tax
                                        Consequences" and "THE MERGER
                                        AGREEMENT" in the Proxy Statement is
                                        incorporated herein by reference.

ITEM 8.                                 Fairness of the Transaction.

(a) - (b)                               The information set forth in "SUMMARY
                                        - Special Factors -Recommendation of
                                        the Special Committee; Fairness of
                                        the Merger,"
                                        "SUMMARY - Special Factors -
                                        Recommendation of the Board of
                                        Directors," "SPECIAL FACTORS -
                                        Background of the Merger,"
                                        "SPECIAL FACTORS - Purpose and
                                        Structure of Merger," "SPECIAL
                                        FACTORS - Recommendation of the
                                        Special Committee; Fairness of the
                                        Merger,""SPECIAL FACTORS -
                                        Recommendation of the Board of
                                        Directors,"  "SPECIAL FACTORS -
                                        Opinion of Financial Advisor to the
                                        Company," and "APPENDIX B - Fairness

                                        Opinion of Financial Advisor in the
                                        Proxy Statement is incorporated
                                        herein by reference.

(c) The information set forth in "SUMMARY-The Special Meeting -Vote Required; Revocability of Proxies," "SUMMARY - Special Factors -Recommendation of the Special Committee; Fairness of the Merger," "SUMMARY - Special Factors - Recommendation of the Board of Directors," SPECIAL FACTORS -
                                        Recommendation of the Special Committee;
                                        Fairness of the Merger,""SPECIAL
                                        FACTORS - Recommendation of the Board of
                                        Directors" and "THE SPECIAL MEETING-
                                        Vote Required; Revocability of Proxies"
                                        in the Proxy Statement is incorporated
                                        herein by reference.

(d)                                     The information set forth in "SUMMARY
                                        - Special Factors -Recommendation of
                                        the Special Committee; Fairness of
                                        the Merger,"
                                        "SUMMARY - Special Factors -
                                        Recommendation of the Board of
                                        Directors," "SUMMARY - Special
                                        Factors - Opinion of Financial
                                        Advisor to the Company," "SPECIAL
                                        FACTORS - Background of the Merger,"
                                        "SPECIAL FACTORS - Recommendation of
                                        the Special Committee; Fairness of
                                        the Merger," "SPECIAL FACTORS
                                        -Recommendation of the Board of
                                        Directors" and"APPENDIX B -Fairness
                                        Opinion of Financial Advisor in the
                                        Proxy Statement is incorporated
                                        herein by reference.

(e)                                     The information set forth in "SUMMARY
                                        - Special Factors -Recommendation of
                                        the Special Committee; Fairness of
                                        the Merger,"
                                        "SUMMARY - Special Factors -
                                        Recommendation of the Board of
                                        Directors," "SPECIAL FACTORS -
                                        Recommendation of the Special
                                        Committee; Fairness of the Merger,"
                                        "SPECIAL FACTORS -Recommendation of
                                        the Board of Directors" in the Proxy
                                        Statement is incorporated herein by
                                        reference.

(f)                                     Not Applicable.

ITEM 9.                                 Reports, Opinions, Appraisals and
                                        Certain Negotiations.

(a) - (c)                               The information set forth in "SUMMARY
                                        - Special Factors - Opinion of
                                        Financial Advisor to the Company,"
                                        "SPECIAL FACTORS -Background of the
                                        Merger," "SPECIAL FACTORS
                                        -Recommendation of the Special
                                        Committee; Fairness of the Merger,"
                                        "SPECIAL FACTORS - Recommendation of
                                        the Board of Directors,"
                                        "SPECIAL FACTORS - Opinion of
                                        Financial Advisor to the Company"
                                        and "APPENDIX B - Fairness Opinion
                                        of Advest, Inc." in the Proxy
                                        Statement is incorporated herein by
                                        reference.

ITEM 10.                                Interest in Securities of the Issuer.

(a) The information set forth in "SPECIAL FACTORS - Interests of Certain Persons in the Merger" and "SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS" in the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "CERTAIN TRANSACTIONS IN THE COMMON STOCK" in the Proxy Statement is incorporated herein by reference.

ITEM 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

                                        The information set forth in "SUMMARY
                                        - The Special Meeting -Record Date
                                        and Voting," "SUMMARY - The Special
                                        Meeting - Vote Required;
                                        Revocability of Proxies," "SPECIAL
                                        FACTORS -Background of the Merger,"
                                        "SPECIAL FACTORS - Sources of Funds;
                                        Fees and Expenses," "SPECIAL FACTORS
                                        - Interests of Certain Persons in
                                        the Merger," "THE SPECIAL MEETING -
                                        Record Date and Voting," "THE
                                        SPECIAL MEETING - Vote Required;
                                        Revocability of Proxies,""THE MERGER
                                        AGREEMENT,"
                                        "CERTAIN TRANSACTIONS" and "APPENDIX
                                        A--The Merger Agreement" in the
                                        Proxy Statement is incorporated
                                        herein by reference.

ITEM 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

(a) - (b)                               The information set forth in "SUMMARY
                                        - The Special Meeting -Vote
                                        Required; Revocability of Proxies"
                                        and "THE SPECIAL MEETING - Vote
                                        Required; Revocability of Proxies "
                                        in the Proxy Statement is
                                        incorporated herein by reference.

ITEM 13.                                Other Provisions of the Transaction.

(a)                                     The information set forth in "SUMMARY
                                        - Appraisal Rights" and
                                        "THE SPECIAL MEETING - Appraisal
                                        Rights" in the Proxy Statement is
                                        incorporated herein by reference.

(b) - (c)                               Not applicable.

ITEM 14.                                Financial Information.

(a) The information set forth in "SELECTED HISTORICAL FINANCIAL DATA" in the Proxy Statement is incorporated herein by reference, as is the information in the
                                        Company's Annual Report on Form 10-K
                                        for the Company's fiscal year ended
                                        September 30,

                                        1997 and its quarterly report on Form
                                        10-Q for the quarterly period ended
                                        June 30, 1998 (as amended).

(b)                                     Not applicable.

ITEM 15.                                Persons and Assets Employed, Retained
                                        or Utilized.

(a) - (b)                               The information set forth in "SUMMARY
                                        - Special Factors -Recommendation of
                                        the Special Committee; Fairness of
                                        the Merger,"
                                        "SUMMARY - Special Factors -
                                        Recommendation of the Board of
                                        Directors," "SUMMARY - Opinion of
                                        Financial Advisor to the Company,"
                                        "SPECIAL FACTORS - Background of the
                                        Merger," "SPECIAL FACTORS -
                                        Recommendation of the Special
                                        Committee; Fairness of the Merger,"
                                        "SPECIAL FACTORS - Recommendation of
                                        the Board of Directors," "SPECIAL
                                        FACTORS - Opinion of Financial
                                        Advisor to the Company," "SPECIAL
                                        FACTORS - Sources of Funds; Fees and
                                        Expenses," and "THE  MERGER AGREEMENT
                                        - Fees and Expenses" in the Proxy
                                        Statement is incorporated herein by
                                        reference.

ITEM 16.                                Additional Information.

                                        The information set forth in the
                                        Proxy Statement is incorporated
                                        herein by reference.

ITEM 17.                                Material to be Filed as Exhibits.

(a) It is anticipated that such agreements will not be executed until the closing of the transaction.

(b) Opinion of Advest, Inc., dated October 1, 1998 (incorporated by reference to Appendix B to the Proxy Statement attached hereto as Exhibit 17(d)).

(c) Agreement and Plan of Merger, dated as of October 1, 1998, by and among PH II, Merger Sub and THT
                                        (incorporated by reference to
                                        Appendix A to the Proxy Statement
                                        attached hereto as Exhibit 17(d)).

(d) Notice of Special Meeting of Stockholders, Proxy Statement and form of Proxy for the special meeting of Stockholders of THT.

(e) Statement of Appraisal Rights (Section 262 of the Delaware General Corporation Law) (incorporated by reference to Appendix C to the Proxy Statement attached hereto as Exhibit 17(d)).

(f)                                     Not Applicable.

                                  SIGNATURES
                                  ----------

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: October 6, 1998


                                  PH II, INC.



                                  By:    /s/ Paul K. Kelly
                                         ---------------------------------------
                                  Name:  Paul K. Kelly
                                  Title: Chairman of the Board of Directors


                                  PH II ACQUISITION SUB, INC.



                                  By:    /s/ Paul K. Kelly
                                         ---------------------------------------
                                  Name:  Paul K. Kelly
                                  Title: Chairman of the Board of Directors


                                  THT INC.



                                  By:    /s/ Frederick A. Rossetti
                                         ------------------------------------
                                  Name:  Frederick A. Rossetti
                                  Title: President

                                 EXHIBIT INDEX
                                 -------------

17(b) Opinion of Advest , Inc., dated October, 1, 1998 (incorporated by reference to Appendix B to the Proxy Statement attached hereto as
          Exhibit 17(d)).

17(c) Agreement and Plan of Merger, dated as of October 1, 1998, by and among PH II, Merger Sub and THT, (incorporated by reference to Appendix A to the Proxy Statement attached hereto as Exhibit 17(d)).

17(d)     Notice of Special Meeting of Stockholders, Proxy Statement and
          form of Proxy for   the Special Meeting of Stockholders of THT.

17(e)     Statement of Appraisal Rights (Section 262 of the Delaware
          General Corporation Law) (incorporated by reference to Appendix C to the Proxy Statement attached hereto as Exhibit 17(d)).